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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 19, 2005



                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202

                     MICHIGAN                                  38-1999511
        (State or other jurisdiction of                     (I.R.S. Employer
         incorporation or organization)                    Identification No.)

             25505 W. TWELVE MILE ROAD, SUITE 3000             48034-8339
                     Southfield, Michigan                      (Zip Code)
            (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 140.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On January 19, 2005, Credit Acceptance Corporation (the "Company") executed Amendment No. 1, dated January 19, 2005, to the Sale and Servicing Agreement dated as of August 25, 2004 among the Company, Credit Acceptance Auto Dealer Loan Trust 2004-1, Credit Acceptance Funding LLC 2004-1, JPMorgan Chase Bank and Systems & Services Technologies, Inc. The amendment reduces the minimum tangible net worth the Company must maintain under the Sale and Servicing Agreement. The Amendment is attached as Exhibit 4(f)(64) to this Form 8-K and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  4 (f)(64)   Amendment No. 1, dated January 19, 2005,
                              to Sale and Servicing Agreement dated as of August
                              25, 2004 among the Company, Credit Acceptance Auto
                              Dealer Loan Trust 2004-1, Credit Acceptance
                              Funding LLC 2004-1, JPMorgan Chase Bank and
                              Systems & Services Technologies, Inc.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CREDIT ACCEPTANCE CORPORATION
                                                 (Registrant)

                                                 By: /s/ Douglas W. Busk
                                                 ------------------------
                                                 Douglas W. Busk
                                                 Treasurer
                                                 January 25, 2005


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                                INDEX OF EXHIBITS

            EXHIBIT NO.                     DESCRIPTION
            -----------                     -----------

             4 (f)(64)       Amendment No. 1, dated January 19, 2005, to
                             Sale and Servicing Agreement dated as of August 25,
                             2004 among the Company, Credit Acceptance Auto
                             Dealer Loan Trust 2004-1, Credit Acceptance Funding
                             LLC 2004-1, JPMorgan Chase Bank and Systems &
                             Services Technologies, Inc.